                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                        November 5, 1998 (June 30, 1998)


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                      HEALTH CARE PROPERTY INVESTORS, INC.
             (Exact name of registrant as specified in its charter)
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     Maryland                           1-8895            33-0091377
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
Incorporation of Organization)       File Number)      Identification No.)

                         4675 MacArthur Court, 9th Floor
                            Newport Beach, CA  92660
                    (Address of principal executive offices)


                                 (949) 221-0600
              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OF ASSETS


During the period from June 30,1998 through October 30, 1998, Health Care Property Investors, Inc. and its affiliates and subsidiaries (the "Company") acquired from unrelated parties ten long-term care facilities ("LTCs"), six clinics ("CLNs"), four assisted living facilities ("ALFs") and two medical office buildings ("MOBs") in 16 separate transactions at an aggregate purchase price of approximately $108,300,000, comprised of $103,900,000 of acquisitions, and $4,400,000 of equity investments. Four of the LTC facilities are accounted for as equity investments in unconsolidated joint ventures on the Company's books. The Company provided the capital and mortgage loans to the foregoing joint ventures, and has an 80% equity interest in the joint ventures, but does not have voting rights or control over the management of the joint venture.
The purchase price on these facilities includes only the equity capital invested by the Company and does not include the mortgage loans receivable.
The ALF and LTC facilities and two of the clinics were, concurently with their acquisition, leased on a triple-net basis to ten different operators under terms generally similar to the Company's existing leases. The MOBs and four clinics were leased to multiple tenants on a gross or modified gross basis under which the Company may be responsible for property taxes, repairs and maintenance and/or insurance on those properties. Each transaction was initially funded by bank borrowings on the Company's revolving bank lines of credit and by cash on hand. The Company repaid approximately $65 million on its revolving bank lines of credit with the proceeds of a preferred stock offering during September 1998.



		                                                                      Facility			                  ACQUISITION	     PURCHASE
Facility Name	                      City	                      State	    Type	     Beds	 Units	         Date	           Price
------------------------------------------------------------------------------------------------------------------------------
Gulfcoast Manor                     	Port Richey	                 FL      ALF 		           91     	   06/30/98	      1,909,887
Westbrooke Manor	                    Zephyrhills	                 FL	     ALF		            80	        06/30/98	      3,191,599
Eastbrooke Gardens                  	Casselberry	                 FL	     ALF		            42         06/30/98	      2,507,627
Rexburg Nursing Center	              Rexburg                     	ID	     LTC 	    119		              07/14/98	      5,507,780
Washington Terrace                 	 Ogden                       	UT	     LTC	     120		              07/14/98	      4,934,640
Memphis Clinic	                      Memphis	                     TN	     CLN               (1)	      07/24/98     	 1,701,300
910 Medical Place	                   Minneapolis	                 MN	     MOB		             (1)    	  07/27/98	      9,800,000
Franklin Nursing Home          	     Franklin	                    LA	     LTC(2)	  152		              07/31/98	      1,311,000
St. Mary's Nursing Home	             Morgan City                 	LA      LTC(2)	   88		              07/31/98	        760,000
Sunset Estates	                      Shawnee                     	OK	     LTC	      92	            	  08/13/98	      2,936,800
Austin I - Clinic South	             Austin                      	TX	     CLN		             (1)    	  08/14/98	      2,294,460
Austin II - Clinic North       	     Austin	                      TX	     CLN		             (1)      	08/14/98	      5,846,880
Chancellor Lodi                	     Lodi	                        CA	     ALF		              76      	08/21/98	      6,465,000
Balmoral Care Center	                Tucson	                      AZ	     LTC(2)	  112	           	   09/01/98	      1,190,000
Westhaven Nursing Home	              Stillwater	                  OK	     LTC	     125	             	 09/01/98	      2,250,000
Rosewood Nursing Home	               Stillwater                  	OK	     LTC	     104             	  09/01/98	      2,080,000
Chesterfield Clinic	                 Chesterfield                	VA	     CLN		             (1)    	  09/03/98	      2,400,000
Medical Arts Convalescent Hospital  	Perris	                      CA	     LTC(2)  	109	           	   10/02/98	      1,157,000
Lake Ellenor Clinic	                 Orlando	                     FL	     CLN		             (1)	      10/02/98	      2,700,000
The Westchester Creek	               Bronx	                       NY	     MOB	             	(1)      	10/15/98       20,100,000
Mercy Med Clinic	                    Sacramento	                  CA	     CLN	             	(1)	      10/21/98       25,000,000
Country Club Manor                  	Amarillo	                    TX	     LTC	     102	              	10/30/98	      2,225,000


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(1)  The clinics encompass approximately 181,400 square feet and the medical office buildings encompass approximately 145,600 square feet.
(2) These properties are owned by unconsolidated joint ventures. The amount included in the purchase price represents HCPI's capital investment in the joint venture and does not include any mortgage loans receivable from the joint venture.


The Company believes these acquisitions are consistent with the Company's historical business strategy of acquiring and concurrently leasing health care facilities. In assessing the facilities, the Company considered the type, location, age, design and physical condition of the facilities acquired, as well as historical, if applicable, and projected operating results of the health care operations conducted at the facilities. Additionally, the Company considers the operating ability, financial condition and reputation of the operator to which the acquired facilities are to be leased. The Company, after reasonable inquiry, is not aware of any material factors that would cause the financial information reported not to be necessarily indicative of future operating results, although no assurance can be given by the Company regarding actual future operating results. The Company intends to continue the current use of each property.

Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K and under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited pro forma financial information concerning these properties will be provided in Item 7 of a future Report on Form 8-K/A to be filed within 60 days.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 5, 1998       HEALTH CARE PROPERTY INVESTORS, INC.
                             (REGISTRANT)



                             /s/ James G. Reynolds
                             -----------------------------
                             James G. Reynolds
                             Executive Vice President and
                             Chief Financial Officer
                             (Principal Financial Officer)



                             /s/ Devasis Ghose
                             -----------------------------
                             Devasis Ghose
                             Senior Vice President-Finance and Treasurer
                             (Principal Accounting Officer)